UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2026

Tutor Perini Corporation
(Exact name of registrant as specified in its charter)

Massachusetts	1-6314	04-1717070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15901 Olden Street, Sylmar, California 91342-1093
(Address of principal executive offices, and Zip Code)

(818) 362-8391
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TPC	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01.        Disclosure.

Notes Offering
On June 22, 2026, Tutor Perini Corporation (the “Company”) announced that it had commenced a proposed private offering (the “Offering”) of $400 million aggregate principal amount of senior notes due 2033 (the “Notes”), subject to market and other conditions.
The Company intends to use the net proceeds from the Offering, together with cash on hand, to redeem $400 million aggregate principal amount of its 11.875% Senior Notes due April 30, 2029 (the “2029 Notes”) and pay related premiums, accrued interest and fees and expenses associated with such redemption. The Company may temporarily invest amounts that are not immediately needed for these purposes in cash or cash equivalents or other short-term investments, including marketable securities. This Form 8-K does not constitute a notice of redemption for the 2029 Notes, which, if given, will be made in accordance with the indenture governing the 2029 Notes.
Credit Agreement Amendment and Restatement
Substantially concurrent with the consummation of the Offering, the Company expects to amend and restate its existing credit agreement (the “Credit Agreement”) with its lenders that will modify the terms of the revolving credit facility thereunder (the “Revolving Credit Facility”), including (a) extending the maturity of the Revolving Credit Facility to the date that is the fifth anniversary of the date the amendment and restatement becomes effective and (b) increasing the commitments under the Revolving Credit Facility from $170.0 million to $350.0 million.
This report does not constitute an offer to sell or a solicitation of an offer to buy the Notes or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful. The Notes to be offered pursuant to the Offering have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
The information furnished under Item 7.01 herein is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and, unless otherwise expressly specified therein, is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Note Regarding Forward-Looking Statements
The statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. While the Company’s expectations, beliefs and projections are expressed in good faith and the Company believes there is a reasonable basis for them, there can be no assurance that future developments affecting the Company will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: the Offering may not be consummated on the terms described herein or at all, and we may not redeem the 2029 Notes; the amendment and restatement of the Credit Agreement may not be entered into on the terms described herein or at all; revisions of estimates of contract risks, revenue or costs; unfavorable outcomes of existing or future litigation or dispute resolution proceedings against us or customers (project owners, developers, general contractors, etc.), subcontractors or suppliers, as well as failure to promptly recover significant working capital invested in projects subject to such matters; contract requirements to perform extra work beyond the initial project scope, which has and in the future could result in disputes or claims and adversely affect our working capital, profits and cash flows; economic factors, such as inflation, tariffs, the timing of new awards, or the pace of project execution, which have resulted and may continue to result in losses or lower than anticipated profit; risks and other uncertainties associated with estimates and assumptions used to prepare our financial statements; a significant slowdown or decline in economic conditions, such as those presented during a recession; failure to meet contractual schedule requirements, which could result in higher costs and reduced profits or, in some cases, exposure to financial liability for liquidated damages and/or damages to customers, as well as damage to our reputation; decreases or delays in the level of federal, state and local government spending for infrastructure and other public projects; possible systems and information technology interruptions and breaches in data security and/or privacy; the impact of inclement weather conditions, disasters and other catastrophic events outside of our control; risks related to government contracts

(including government shutdowns and funding considerations) and related procurement regulations; risks related to our international operations, such as uncertainty of U.S. government funding, as well as economic, political, regulatory and other risks, including risks of loss due to acts of war, labor conditions and other unforeseeable events in countries where we do business, which could adversely affect our revenue and earnings; inability to attract and retain our key officers, and to adequately plan for their succession, and hire and retain personnel required to execute and perform on our contracts; failure of our joint venture partners to perform their venture obligations, which could impose additional financial and performance obligations on us, resulting in reduced profits or losses and/or reputational harm; client cancellations of, delays in, or reductions in scope under contracts reported in our backlog, as well as prospective project opportunities, including as a result of government-related mandates; increased competition and failure to secure new contracts; significant fluctuations in the market price of our common stock, which could result in substantial losses for shareholders and potentially subject us to securities litigation; violations of the U.S. Foreign Corrupt Practices Act and similar worldwide anti-bribery laws; public health crises, such as COVID-19, have adversely impacted, and could in the future adversely impact, our business, financial condition and results of operations by, among other things, delaying the timing of project bids and/or awards and the timing of dispute resolutions and associated collections; we cannot guarantee the timing, amount, or payment of dividends on our common stock or that we will repurchase our common stock pursuant to our stock repurchase program; failure to meet our obligations under our debt agreements; downgrades in our credit ratings; the exertion of influence over the Company by our executive chairman due to his position and significant ownership interests; impairment of goodwill or other indefinite-lived intangible assets; physical and regulatory risks related to climate change; our ability to refinance the 2029 Notes, including the timing and terms of a refinancing process, is subject to market and other conditions and may not be successful or may be completed on terms less favorable to the Company than currently anticipated; an inability to obtain bonding could have a negative impact on our operations and results; and other risks and uncertainties discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed on February 26, 2026 and in other reports that we file with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01.        Financial Statements and Exhibits

(d)          Exhibits

Exhibit Number	Description
99.1	Press release
104	The cover page formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TUTOR PERINI CORPORATION

Date:	June 22, 2026	By:	/s/ Ryan J. Soroka
Ryan J. Soroka
Executive Vice President and Chief Financial Officer

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